                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported):          JULY 31, 1999
                                                     -------------------




                           DVI RECEIVABLES CORP. VIII
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                                       333-74901                                      25-1824148
- -------------------------------                    ------------------------                            ----------------
(State or other jurisdiction of                    (Commission File Number)                            (I.R.S. Employer
incorporation or organization)                                                                      Identification Number)


500 HYDE PARK
DOYLESTOWN, PENNSYLVANIA                                                                                     18901
- ------------------------                                                                              ------------------
(Address of principal executive offices)                                                                  (Zip Code)



Registrant's telephone number, including area code:  (215) 345-6600
                                                     --------------




- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.      Financial Statements and Exhibits


Exhibit 99.1 Servicer Report for month ending July 31, 1999, payment date August 13, 1999

Exhibit 99.2 Servicer Report for month ending August 31, 1999, payment date September 13, 1999





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               DVI Receivables Corp. VIII
                                               --------------------------
                                                       (Registrant)



Dated:     September 30, 1999            By:   /s/ Lisa J. Cruikshank
                                               -----------------------
                                               Lisa J. Cruikshank
                                               Vice President



                                       2